Exhibit 99.2

Penn National’s Transformational Acquisition December 18, 2017 of Pinnacle Entertainment CONFIDENTIAL DRAFT FOR DISCUSSION ONLY

This communication may contain certain forward-looking statements, including certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, Penn National’ and Pinnacle’ plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements including: risks related to the acquisition of Pinnacle by Penn National and the integration of the businesses and assets to be acquired; the possibility that the proposed transaction does not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; the risk that the financing required to fund the transaction is not obtained on the terms anticipated or at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; potential litigation challenging the transaction; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies; the possibility that the anticipated divestitures are not completed in the anticipated timeframe or at all; the possibility that additional divestures may be required; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; litigation relating to the transaction; risks associated with increased leverage from the transaction; and additional factors discussed in the sections entitled “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in Penn National’ and Pinnacle’ respective most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the Securities and Exchange Commission. Other unknown or unpredictable factors may also cause actual results to differ materially from those projected by the forward-looking statements. Most of these factors are difficult to anticipate and are generally beyond the control of Penn National and Pinnacle. Neither Penn National nor Pinnacle undertakes any obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required to do so by law. 2 CONFIDENTIAL DRAFT FOR DISCUSSION ONLY

Additional Information This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In connection with the proposed transaction, Penn National intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Penn National and Pinnacle that also constitutes a prospectus of Penn National. Penn National and Pinnacle also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Penn National and Pinnacle with the SEC at the SEC’s website at www.sec.gov. Certain Information Regarding Participants Penn National and Pinnacle and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Investors may obtain information regarding the names, affiliations and interests of Penn National’ directors and executive officers in Penn National’ Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 24, 2017, and its proxy statement for its 2017 Annual Meeting, which was filed with the SEC on April 25, 2017. Investors may obtain information regarding the names, affiliations and interests of Pinnacle’ directors and executive officers in Pinnacle’ Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 28, 2017, and its proxy statement for its 2017 Annual Meeting, which was filed with the SEC on March 14, 2017. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction if and when they become available. Investors should read the joint proxy statement/prospectus carefully and in its entirety when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents at the SEC’s website at www.sec.gov. 3 CONFIDENTIAL DRAFT FOR DISCUSSION ONLY

Assets”) will be sold to Boyd Gaming Corp. (“Boyd”) for $575 million in cash player database and higher social gaming revenues adjustments Transaction subject to regulatory approvals, Penn National and Pinnacle shareholder votes and other customary closing conditions (1) Based on Pinnacle’s closing price of $21.86 and Penn National’s closing price of $22.91 on October 4, 2017, the last trading day prior to press speculation regarding a transaction. (2) Based on effective price of $1,714mm and EBITDA of $261mm. See Page 17. 4 Transaction Summary Penn National Gaming, Inc. (“Penn National”) to acquire Pinnacle Entertainment, Inc. (“Pinnacle”) Pinnacle shareholders to receive $20.00 per share in cash and 0.420 shares of Penn National per Pinnacle share (the “Pinnacle Transaction”) — Transaction is valued at approximately $2.8 billion — Implies $32.47 per share of total consideration based on Penn National’s closing share price on December 15, 2017 — Implies a 36% premium to Pinnacle share price of $21.86 as of October 4, 2017(1) Immediately accretive to free cash flow per share Pro forma for the Pinnacle Transaction, existing Penn National shareholders will own 78% of the combined company Divestiture Assets Concurrent with the closing of the Pinnacle Transaction, the gaming operations of 4 existing Pinnacle properties (the “Divestiture The Divestiture Assets consist of: Ameristar Kansas City, Ameristar St. Charles, Belterra Park (OpCo) and Belterra Casino Resort Sale Leasebacks and Adjustments to Master Lease Concurrent with the closing of the Pinnacle Transaction, Penn National has agreed to sell the real estate assets of Plainridge Park and Belterra Park to Gaming and Leisure Properties, Inc. (“GLPI”) for $315 million in cash The amended Pinnacle Master Lease will be adjusted for incremental rent of $13.9 million to adjust to market conditions Anticipated Synergies $100 million of anticipated run-rate cost synergies, achieved within 24 months of closing Additional growth opportunities are expected to drive incremental upside, including increased Las Vegas visitation, enhanced scale of Effective Pinnacle Purchase Price Pro forma for the Divestiture Assets and sale leasebacks, the effective Pinnacle purchase price is $1,714 million Acquisition multiple of 6.6x LTM EBITDA(2) pro forma for $100 million of anticipated run-rate cost synergies and Master Lease rent Financing and Other Fully committed financing from BofA Merrill Lynch and Goldman Sachs Expected closing in 2H 2018 CONFIDENTIAL DRAFT FOR DISCUSSION ONLY

— Plainridge Park will be incorporated Lease payments will include fixed increases of million of incremental rent to adjust to Sale leasebacks are anticipated to occur (1) (2) (3) Based on effective price of $1,714mm and EBITDA of $261mm. See Page 17. Prior to impact of applicable taxes. The allocation only applies to assets currently under the Pinnacle Master Lease. Belterra Park lease payment is determined through a 1.8x rent coverage ratio as of FY 2017. 5 Sale Leasebacks and Master Lease Adjustments with GLPI Sale leaseback of Plainridge Park and Belterra Park for $315 million in cash(2) — Blended multiple of 9.8x on rent into the amended Pinnacle Master Annual amended Pinnacle Master Lease $25 million for Plainridge Park and $13.9 market conditions immediately prior to, and are conditioned upon, the completion of the Pinnacle Transaction Sale of Divestiture Assets to Boyd Gaming Boyd to acquire Divestiture Assets for $575 million in cash(2) — Multiple of 6.25x on 2017E Adjusted Property EBITDA Boyd enters into a separate Master Lease with GLPI Pinnacle’s current rent obligation under its existing Master Lease will be allocated proportionally(3) between Penn National and Boyd based on the Adjusted EBITDAR contributions of the respective properties acquired as of FY 2017 Divestitures are anticipated to occur immediately prior to, and are conditioned upon, the completion of the Pinnacle Transaction Penn National Acquires Pinnacle Entertainment Acquisition of Pinnacle, except Divestiture Assets, for 6.6x LTM EBITDA(1) pro forma for $100 million of anticipated run-rate cost synergies and Master Lease rent adjustments Estimated $100 million of run-rate cost synergies, with potential for further upside Will continue to have 2 distinct Master Leases for legacy Penn National and Pinnacle assets, and assume Meadows Lease Expected closing in 2H 2018 Penn National, Pinnacle, Boyd and GLPI worked together towards an actionable transaction that creates value for all shareholders CONFIDENTIAL DRAFT FOR DISCUSSION ONLY

Enhances Penn National’s position as the leading US regional gaming operator 1 Increases geographic diversification with highly complementary properties 2 Best-in-class regional properties enhanced by the Company’s Las Vegas assets 3 Meaningful realizable synergies to drive free cash flow accretion 4 Accelerates innovative growth strategy and enhanced customer experience 5 6 CONFIDENTIAL DRAFT FOR DISCUSSION ONLY

1 Divestiture Assets(1) Pro Forma(2) NA 5.4 x (Rent-Adjusted)(4) 5.3 x (Rent-Adjusted) 5.7 x (Rent-Adjusted) (1) (2) Based on 2017E estimates for Divestiture Assets. Pro Forma EBITDAR includes $100 million of anticipated run-rate cost synergies. Pro Forma EBITDA reflects an additional $13.9 million fixed increase in annual rent and $32million in rent from Plainridge Park and Belterra Park (OpCo). Includes contributions from our May 1, 2017 acquisition of 1st Jackpot Casino Tunica (f/k/a Bally’s Resorts Tunica) and Resorts Casino Tunica. At assumed close in 2H 2018. Assumes 8.0x rent multiple for lease payments on Meadows, Plainridge Park, Belterra Park, and $13.9 million Pinnacle Master Lease rent adjustment. Includes Penn National joint venture assets. (3) (4) (5) 7 Financial Metrics 3Q 2017 LTM Net Revenue $ 3,122 million(3)$ 2,578 million$674 million$5,026 million 3Q 2017 LTM Adj. EBITDAR $ 859 million(3)$ 703 million$197 million$1,465 million 3Q 2017 LTM Adj. EBITDA (net of lease payments) $ 407 million(3)$ 299 million$92 million$668 million Net Leverage 2.6 x (Conventional)2.3 x (Conventional)2.7 x (Conventional)(4) Portfolio Metrics Number of Properties(5) 2916441 Number of Jurisdictions 1711320 Top 3 Assets (% of Total GGR) 28%34 %NA19 % CONFIDENTIAL DRAFT FOR DISCUSSION ONLY

1 $ 1,692 $ 1,616 $ 499 $ 403 $ 282 Source: Company filings Note: Caesars, Las Vegas Sands, MGM, and Wynn excluded given their significant exposure to destination-market properties. (1) (2) (3) Pro forma for Divesture Assets acquired. Excludes Revenue and EBITDA contribution of Big Fish Games, which is under contract to be sold. Pro Forma for $35 million estimated synergies announced from the ISLE acquisition, of which $12.5 million have been realized through September 30, 2017 per public filings. 8 $ 1,465 $ 859$ 783$ 703 #1 Pro Forma (1)(3)(2) 3Q 2017 LTM Adj. EBITDAR ($ millions) $ 5,026 $ 3,122$ 3,022$ 2,578 #1 $ 866 Pro Forma (1)(2) 3Q 2017 LTM Net Revenue ($ millions) CONFIDENTIAL DRAFT FOR DISCUSSION ONLY

1 9 Source: Company filings Note: Caesars, Las Vegas Sands, MGM, and Wynn excluded given their significant exposure to destination-market properties. (1) Pro forma for Divesture Assets acquired. 9 20 17 #1 111098 3 Pro Forma (1) Number of Jurisdictions 41 29282220 #1 16 Pro Forma (1) Number of Properties CONFIDENTIAL DRAFT FOR DISCUSSION ONLY

2 Jackpot, NV Council Bluffs, IA 41 Properties 20 Jurisdictions 53,500 Slots 1,300 Tables 8,300 Rooms 35,000+ Employees Black Hawk, CO Pittsburgh, PA Bossier City, LA Vicksburg, MS New Orleans, LA Penn National Pinnacle Entertainment New MSAs Baton Rouge, LA Lake Charles, LA (Houston, TX) Note: Excludes Divestiture Assets. Does not include Retail Gaming and Penn Interactive Ventures. 10 CONFIDENTIAL DRAFT FOR DISCUSSION ONLY

3 L’Auberge Lake Charles (Lake Charles, LA) L’Auberge Baton Rouge (Baton Rouge, LA) Ameristar Black Hawk (Black Hawk, CO) River City Casino & Hotel (St. Louis, MO) Ameristar Council Bluffs (Council Bluffs, IA) The Meadows Casino (Washington, PA) 11 CONFIDENTIAL DRAFT FOR DISCUSSION ONLY

4 12 Upside $100 million in estimated run-rate cost synergies Significant potential upside Cost Synergies Corporate Overhead Management will be comprised of the best qualified individuals Eliminate redundant corporate overhead functions Modest cost to scale operations and integrate properties Operational Efficiencies Leverage economies of scale and enhanced purchasing power Marketing activities targeted to a larger customer base Opportunity for meaningful labor efficiencies and savings from procurement, energy projects, marketing activities, and sharing best practices Pinnacle’s brands to be maintained; no significant expenses to integrate properties Additional Increase Tropicana Las Vegas and M Resort upside by targeting an expanded population of regional gaming customers Broader portfolio enhances cross-property visitation Pro forma rewards program immediately becomes one of the industry’s leading loyalty programs Social gaming upside from enhanced customer database CONFIDENTIAL DRAFT FOR DISCUSSION ONLY

5 Diverse Regional Gaming Platform Las Vegas Destination Experience Retail Gaming Online and Social Gaming Enhanced Player Loyalty Program More regional properties and customers Footprint in new states Broader customer base Drives increased Las Vegas visitation Additional support in more jurisdictions Expands regional footprint and lowers portfolio revenue concentration Grows database to up to approximately 5 million active players Increases promotional opportunities to drive revenue Provides a Company-owned destination experience for Pinnacle customers Increases promotional opportunities to drive revenue 13 CONFIDENTIAL DRAFT FOR DISCUSSION ONLY

Transaction Financing Summary

 Committed 13 month(1) financing package of $1,980 million Closing rent-adjusted leverage anticipated to be 5.5x – 5.7x (5.3x – 5.5x net rent-adjusted leverage) Acquisition debt anticipated to be new incremental Term Loan B Near term focus on acquisition integration and prioritization of cash flow for debt reduction Closing anticipated in 2H 2018 Sources Uses New Term Loan B Penn National Stock Consideration Net After-Tax Proceeds from Asset Sales Cash Flow from Operations / Balance Sheet (Net) $ 1,250 790 837 194 Purchase of Pinnacle Equity Repayment of Pinnacle Bank Debt Redemption of Pinnacle Notes Due 2024 Estimated Fees and Expenses $ 2,056 334 531 150 (1) 10.5 month commitment with one 2.5 month extension. 15 Total Uses$ 3,071 Total Sources$ 3,071 Anticipated Sources & Uses at Closing ($ in millions) CONFIDENTIAL DRAFT FOR DISCUSSION ONLY

Supplemental Information

9.2 x 6.6 x Multiple (1) (2) (3) Prior to impact of applicable taxes. Represents EBITDA from Divestiture Assets, net of lease payments. Prior to impact of applicable taxes. Represents rent from Plainridge Park and Belterra Park of $25 million and $7 million, respectively. Represents estimated cash flow of Pinnacle between announcement of Pinnacle Transaction to anticipated closing date in 2H 2018, net of estimated tax impact of asset sales. 17 ($ in millions) Acquisition of Pinnacle Sale of AnticipatedDivestitureGLPI MasterSaleEst. Pinnacle Run-RateAssets toLeaseLeasebackFCF / Impact SynergiesBoyd(1) Adjustmentswith GLPI(2) of Taxes(3) Cumulative Net Impact Transaction Value LTM EBITDA as of 3Q 2017 $ 2,755 $ 299 --$(575)--$(315)$(151) $ 100$(92)$(14)$(32)--$ 1,714 $ 261 Implied LTM EBITDA CONFIDENTIAL DRAFT FOR DISCUSSION ONLY

Acquisition of Pinnacle and Sale Leaseback and Master Lease Adjustments Sale of Divestiture Assets to Boyd with GLPI PENN Shareholders PNK Shareholders PENN Shareholders Existing PNK Shareholders PNK Equity 64mm shares $575 million gross proceeds $315 million gross proceeds $20.00 Cash / Sh 0.420x PENN Shares / Sh Divestiture Assets Plainridge Park & Belterra Park Real Estate Outcome Existing PNK PENN Shareholders Shareholders Belterra Park Real Estate 18 GLPI Plainridge Park & Boyd Divestiture Assets (OpCos) 78% ownership 22% ownership Penn National Existing Penn National Assets, Excl. Plainridge Park Real Estate Existing Pinnacle Assets, Excl. Divesture Assets and Belterra Park Real Estate Penn National agrees to execute a sale leaseback of Plainridge Park and Belterra Park (OpCo to be owned by Boyd) with GLPI for $315 million, and also agrees to increase annual Master Lease payments by $25 million related to Plainridge Park and $13.9 million to adjust to market conditions Penn National acquires Pinnacle and simultaneously agrees to sell the Divestiture Assets to Boyd for $575 million GLPI Boyd Pinnacle Penn National 78% ownership 22% ownership Penn National Incremental increase in annual rent: $13.9 million Plainridge Park rent: $25 million CONFIDENTIAL DRAFT FOR DISCUSSION ONLY

Penn National Pinnacle Property State Machines Tables(1) Rooms Property State Machines Tables Rooms Argosy Alton IL 827 12 – Ameristar Black Hawk CO 1,180 62 535 Argosy Riverside MO 1,513 38 258 Ameristar Council Bluffs IA 1,465 24 444 Bally’s Casino Tunica MS 947 16 – Ameristar East Chicago IN 1,729 68 288 Boomtown Biloxi MS 897 14 – Casino Rama(3) ON 2,543 98 289 Freehold Raceway(2) NJ – – – Ameristar Vicksburg MS 1,404 42 149 Hollywood Aurora IL 1,100 21 – Hollywood Bangor ME 778 14 152 Hollywood Charles Town WV 2,527 86 153 Boomtown Bossier City LA 865 16 187 Hollywood Columbus OH 2,249 70 – Boomtown New Orleans LA 1,206 33 150 Hollywood Dayton Raceway OH 1,005 – – Cactus Petes NV 764 20 416 Hollywood Gulf Coast MS 1,096 18 291 L’Auberge Baton Rouge LA 1,440 49 205 Hollywood Jamul(3) CA 1,731 40 – L’Auberge Lake Charles LA 1,547 75 995 Hollywood Joliet IL 1,100 18 100 Meadows PA 3,114 67 – Hollywood Kansas Speedway(2) Retama Park Racetrack(2,3) KS 2,000 41 – TX – – – Hollywood Lawrenceburg IN 1,758 62 295 River City MO 1,938 52 200 Hollywood Mahoning Valley OH 986 – – Hollywood Penn Nat’l Race Course PA 2,389 56 – Hollywood St. Louis MO 2,000 63 502 Hollywood Toledo OH 2,044 59 – Hollywood Tunica MS 1,040 17 494 M Resort NV 1,320 40 390 Plainridge Park MA 1,250 – – Divestiture Assets Prairie State Gaming IL 1,437 – – Resorts Casino Tunica MS 800 9 201 Sale Leaseback – Boyd Master Lease Sam Houston Race Park(2) TX – – – Sanford-Orlando Kennel Club FL – – – Sale Leaseback – Amended Pinnacle Master Lease Tropicana Las Vegas NV 671 35 1,470 Zia Park Casino NM 750 – 154 Note: Properties sorted alphabetically. (1) (2) (3) Excludes poker tables. Pursuant to a joint venture with a third party. Pursuant to a management contract. 19 Total36,7588024,749 Total Excluding Divestiture Assets16,6525083,569 Total23,7577304,812 Belterra Casino ResortIN1,16547662 Belterra ParkOH1,376–– Ameristar Kansas CityMO2,15471184 Ameristar St. CharlesMO2,410104397 CONFIDENTIAL DRAFT FOR DISCUSSION ONLY

Ameristar Council Bluffs Assets under existing Penn Master Lease Ameristar Black Hawk Ameristar East Chicago Ameristar Vicksburg Boomtown Bossier City Meadows Boomtown New Orleans Cactus Petes and Horseshu L’Auberge Baton Rouge L’Auberge Lake Charles River City Ameristar Kansas City Plainridge Park Ameristar St. Charles Belterra Park Belterra Casino Resort 20 Boyd Master Lease (Operator: Boyd Gaming) Meadows Lease (Operator: Penn National) Penn National Master Lease (Operator: Penn National) Amended Pinnacle Master Lease (Operator: Penn National) CONFIDENTIAL DRAFT FOR DISCUSSION ONLY